CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 14, 2011 on the financial statements and financial highlights of Changing Parameters Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

April 1, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated February 14, 2011, on the financial statements of Chariot Absolute Return All Opportunities Portfolio, a series of the Northern Lights Variable Trust, as of December 31, 2010, and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Variable Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

April 4, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 18, 2011 on the financial statements and financial highlights of Dent Strategic Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                BBD, LLP

Philadelphia, Pennsylvania

April 1, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated February 15, 2011, on the financial statements of the JNF Equity Portfolio, the JNF Balanced Portfolio, and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust as of December 31, 2010, and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Variable Trust Registration Statement on Form N-1A.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

April 4, 2011